                                                                   Exhibit 1(c)
                             LETTER OF TRANSMITTAL

                                      FOR
                     7.19% SERIES A SECURED NOTES DUE 2000,
                     7.67% SERIES A SECURED NOTES DUE 2004
                                      AND
                     7.13% SERIES A SECURED NOTES DUE 2007
                                       OF

                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                                      AND

                           THE TOLEDO EDISON COMPANY

     PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF ALL OF THEIR OUTSTANDING
                     7.19% SERIES A SECURED NOTES DUE 2000,
                   7.67% SERIES A SECURED NOTES DUE 2004 AND
                     7.13% SERIES A SECURED NOTES DUE 2007
                                      FOR
                     7.19% SERIES B SECURED NOTES DUE 2000,
                   7.67% SERIES B SECURED NOTES DUE 2004 AND
              7.13% SERIES B SECURED NOTES DUE 2007, RESPECTIVELY
          ------------------------------------------------------------

             PURSUANT TO THE PROSPECTUS DATED                , 1997

      THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
            , 1997 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES (AS DEFINED HEREIN) MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M.
                            ON THE EXPIRATION DATE.

                 The Exchange Agent for the Exchange Offer is:
                            THE CHASE MANHATTAN BANK

                        By Registered or Certified Mail:
                            The Chase Manhattan Bank
                                55 Water Street
                            Room 234, North Building
                            New York, New York 10041
                           Attention: Carlos Esteves

                            Facsimile Transmissions:
                          (Eligible Institutions Only)
                        (212) 638-7375 or (212) 344-9367

                             Confirm by Telephone:
                                 (212) 638-0828

                         By Hand or Overnight Delivery:
                            The Chase Manhattan Bank
                                55 Water Street
                            Room 234, North Building
                            New York, New York 10041
                           Attention: Carlos Esteves

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
dated             , 1997 (the "Prospectus") of The Cleveland Electric
Illuminating Company and The Toledo Edison Company (the "Companies"), which, together with this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), constitute the Companies' offer (the "Exchange Offer") to exchange $1,000 principal amount of their 7.19% Series B Secured Notes due 2000 (the "New Notes due 2000"), 7.67% Series B Secured Notes due 2004 (the "New Notes due 2004") and 7.13% Series B Secured Notes due 2007 (the "New Notes due 2007") (collectively, the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for each $1,000 principal amount of their outstanding 7.19% Series A Secured Notes due 2000 (the "Old Notes due 2000"), 7.67% Series A Secured Notes due 2004 (the "Old Notes due 2004") and 7.13% Series A Secured Notes due 2007 (the "Old Notes due 2007") (collectively, the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

     This Letter of Transmittal is to be used by Holders (as defined below) if:
(i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures," and, in each case, instructions are being transmitted through the DTC Automated Tender Offer Program ("ATOP"). See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of the Companies or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     THE EXCHANGE OFFER IS NOT BEING MADE TO (NOR WILL THE SURRENDER OF OLD NOTES FOR EXCHANGE BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE EXCHANGE OFFER WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

     All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Prospectus.

     The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF NOTES" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED IN THE PROSPECTUS AND HEREIN.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

--------------------------------------------------------------------------------------------------------
                                          DESCRIPTION OF NOTES
--------------------------------------------------------------------------------------------------------
  NAME(S) AND ADDRESS(ES) OF HOLDER(S)            CERTIFICATE NUMBERS*          AGGREGATE PRINCIPAL
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)     (ATTACH SIGNED LIST            AMOUNT TENDERED
  APPEAR(S) ON OLD NOTES BEING TENDERED)              IF NECESSARY)             (IF LESS THAN ALL)**
--------------------------------------------------------------------------------------------------------
                                          --------------------------------------------------------------
                                          --------------------------------------------------------------
                                          --------------------------------------------------------------
                                          --------------------------------------------------------------
                                          --------------------------------------------------------------
                                          --------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED
--------------------------------------------------------------------------------------------------------
  * Need not be completed by Holders tendering by book-entry transfer
 ** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See
    Instruction 2.
--------------------------------------------------------------------------------------------------------
[ ]      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC
         AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution: ________________________________________________________________

         DTC Book-Entry Account No.: ___________________________________________________________________

         Transaction Code No.: _________________________________________________________________________

     If Holders desire to tender Old Notes pursuant to the Exchange Offer and
(i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date, or (iii) the procedure for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange
Offer -- Guaranteed Delivery Procedures." DTC participants may also accept the Exchange Offer by submitting the notice of guaranteed delivery through ATOP.

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
         PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (See Instructions 1 and 4):

         Name(s) of Holder(s) of Old
         Notes:___________________________________________________________________________________________

         Window Ticket No. (if any):______________________________________________________________________

         Date of Execution of
         Notice of Guaranteed Delivery:___________________________________________________________________

         Name of Eligible Institution that Guaranteed Delivery:
         _________________________________________________________________________________________________

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER FACILITY, AND PROVIDE
         THE FOLLOWING INFORMATION:

         Name of Tendering Institution:___________________________________________________________________

         DTC Book-Entry Account No.:______________________________________________________________________

         Transaction Code No.:_____________________________________________________________________________
[ ]      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
         10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:_____________________________________________________________________________________________

         Address:__________________________________________________________________________________________
         __________________________________________________________________________________________________

[ ]      CHECK HERE IF CERTIFICATES FOR TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING
      INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Companies the principal amount of Old Notes indicated in the box entitled "Description of Notes." Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Companies all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Companies and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Companies, or transfer ownership of such Old Notes on the account books maintained by DTC together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Companies and (ii) present such Old Notes for transfer on the books of the Companies and receive all benefits and otherwise execute all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Exchange Offer, (b) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby, and (c) when the same are accepted for exchange by the Companies, the Companies will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Companies to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Companies will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Companies. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by any holder thereof (other than (i) a broker-dealer who purchased such Old Notes directly from the Companies to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (ii) a person that is an "affiliate" of the Companies within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holder is acquiring the New Notes in its ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes.

     THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE OLD NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITY LAW.

     The undersigned represents that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangement or understanding with any person to participate in the distribution of the New Notes and (iii) such holder is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Companies or, if such holder is an affiliate, such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Companies to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

     The undersigned understands and acknowledges that the Companies reserve the right, in their sole discretion, to purchase or make offers for any Old Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Old Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers will differ from the terms of the Exchange Offer.

     The undersigned understands that by tendering Old Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the exchange of the Old Notes for the New Notes will not result in the loss of interest income for the tendering holder.

     For purposes of the Exchange Offer, the Companies shall be deemed to have accepted validly tendered Old Notes when the Companies have given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between undersigned and the Companies upon the terms and subject to the conditions of the Exchange Offer.

     All questions as to form, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Companies in their sole discretion, which determination will be final and binding.

     Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Companies have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Companies do not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE
             (TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)

     This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Companies of such person's authority to so act. See Instruction 3 herein.


X _______________________________________________    Date: ___________________________________________

X
  _______________________________________________    Date: ___________________________________________
          SIGNATURE(S) OF HOLDER(S) OR
              AUTHORIZED SIGNATORY

Name(s):   ______________________________________    Address  ________________________________________

_________________________________________________    _________________________________________________
                (PLEASE PRINT)                                     (INCLUDING ZIP CODE)

                                                     Area Code and
Capacity: _______________________________________    Telephone No.:  __________________________________


Social Security No.:  ___________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                         MEDALLION SIGNATURE GUARANTEE
                   (IF REQUIRED -- SEE INSTRUCTION 3 HEREIN)

________________________________________________________________________________
            (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE(S))

________________________________________________________________________________
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

________________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

________________________________________________________________________________
                                 (PRINTED NAME)

________________________________________________________________________________
                                    (TITLE)

Date:  _________________________________________________________________________

______________________________________________________________________________

                         SPECIAL ISSUANCE INSTRUCTIONS
                     (SEE INSTRUCTION 2, 3, 4 AND 5 HEREIN)

        To be completed ONLY if certificates for Old Notes in a principal amount not tendered are to be issued in the name of, or the New Notes issued pursuant to the Exchange Offer are to be issued to the order of, someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal, or issued to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal, or if Old Notes tendered by book-entry transfer are not accepted for purchase are to be credited to an account maintained at DTC other than the account indicated above.

   Name: ____________________________________________________
                                 (PLEASE PRINT)

   Address: __________________________________________________

            __________________________________________________
                                   (ZIP CODE)

            __________________________________________________
             TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
            (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 HEREIN)

   Credit unaccepted Old Notes tendered by book-entry transfer to:

   [ ] The Depository Trust Company account set forth below:

          ____________________________________________________________
                              (DTC ACCOUNT NUMBER)

          ____________________________________________________________

______________________________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                     (SEE INSTRUCTION 2, 3, 4 AND 5 HEREIN)

        To be completed ONLY if certificates for Old Notes in a principal amount not tendered or not accepted for purchase or the New Notes issued pursuant to the Exchange Offer are to be sent to someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal, or issued to an address different from that shown in the box entitled "Description of Notes" within this Letter of Transmittal.

   Name: _______________________________________________________________
                           (PLEASE PRINT)

   Address: ____________________________________________________________

            ____________________________________________________________
                                   (ZIP CODE)

            ____________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
              (YOU MUST ALSO COMPLETE SUBSTITUTE FORM W-9 HEREIN)

______________________________________________________________________________

                                  INSTRUCTIONS
     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND THE
                                  SOLICITATION

     1. Delivery of this Letter of Transmittal and Old Notes; Guaranteed Delivery Procedures. The certificates for the tendered Old Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal, prior to 5:00 P.M., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Companies.

     THE METHOD OF DELIVERY OF OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER.

     SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

     Holders who wish to tender their Old Notes and (i) whose Old Notes are not lost but are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three business days after the Expiration Date, this Letter of Transmittal (or a facsimile hereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or a facsimile hereof), as well as other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three business days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange
Offer -- Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 P.M., New York City time, on the Expiration Date.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Companies in their sole discretion, which determination will be final and binding. The Companies reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Companies' acceptance of which would, in the opinion of counsel for the Companies, be unlawful. The Companies also reserve the right to waive any irregularities or conditions of tender as to particular Old Notes. The Companies' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Companies shall determine. Neither the Companies, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to the holders by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     2. Partial Tenders. Tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

     3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or a facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or a facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a recognized member of the Medallion Signature Guarantee Program.

     If this Letter of Transmittal (or a facsimile hereof) is signed by a person other than the registered Holder(s) of any Certificates listed, such Certificates must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Certificates.

     If this Letter of Transmittal (or a facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Companies, evidence satisfactory to the Companies of their authority so to act must be submitted with this Letter of Transmittal. If any Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

     Signatures on this Letter of Transmittal (or a facsimile hereof) must be guaranteed by a recognized member of the Medallion Signature Guarantee Program unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

     4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if such Old Notes are to be credited to an account maintained at DTC other than the account indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no such instructions are given, any Old Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

     5. Transfer Taxes. The Companies will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     6. Waiver of Conditions. The Companies reserve the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

     7. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     9. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption "The Exchange
Offer -- Withdrawal of Tenders".

     To be effective, a written or facsimile transmission notice of withdrawal must (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, (b) specify the name of the person who tendered the Old Notes, (c) include a statement that the person who tendered Old Notes is withdrawing its election to have such Old Notes exchanged and contain the description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Notes and the aggregate principal amount represented by such Old Notes and (d) be signed by the holder of such Old Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence sufficient to have the Note Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Old Notes have been tendered
(a) by a registered holder of Old Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Companies, whose determination shall be final and binding on all parties. If the Old Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Old Notes tendered by delivery of certificates for such Old Notes, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Old Notes. Withdrawals may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Old Notes may be retendered by following one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time on or prior to the Expiration Date.

_______________________________________________________________________________________________________
                                   (DO NOT WRITE IN SPACE BELOW)
-------------------------------------------------------------------------------------------------------
        CERTIFICATE SURRENDERED                 OLD NOTES TENDERED              OLD NOTES ACCEPTED
-------------------------------------------------------------------------------------------------------
________________________________________________________________________________________________________

________________________________________________________________________________________________________

____________________________________________________
 Delivery Prepared by ____________         Checked by ____________    Date ____________

_________________________________________________________________________________________________________

                           IMPORTANT TAX INFORMATION

     Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to New Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

--------------------------------------------------------------------------------------------------------------
                                          PAYER'S NAME
--------------------------------------------------------------------------------------------------------------

 SUBSTITUTE             PART 1 -- PROVIDE YOUR TIN IN THE BOX AT         PART 3 --
 FORM W-9               RIGHT AND CERTIFY BY SIGNING AND DATING
                        BELOW                                            Awaiting TIN [ ]
                       --------------------------------------------------------------------------------------

 DEPARTMENT OF THE      PART 2 -- Certification -- Under Penalties       ------------------------------------
 TREASURY INTERNAL      of Perjury,                                      SOCIAL SECURITY NUMBER
 REVENUE SERVICE        I certify that:                                  OR
 PAYER'S REQUEST        (1) The number shown on this form is my     -    ------------------------------------
 FOR TAXPAYER               correct Taxpayer Identification Number (or I  EMPLOYER IDENTIFICATION NUMBER(S)
 IDENTIFICATION             am waiting for a number to be issued to
 NUMBER (TIN)               me) and
                        (2) I am not subject to backup withholding
                            either because I have not been notified by
                            the Internal Revenue Service (the "IRS")
                            that I am subject to backup withholding
                            as a result of failure to report all
                            interest or dividends, or the IRS has
                            notified me that I am no longer subject
                            to backup withholding.
                       ---------------------------------------------------------------------------------------
                        CERTIFICATION INSTRUCTIONS -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).

                        SIGNATURE __________________________________      DATE  _________________
--------------------------------------------------------------------------------------------------------------

            PAYER'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER (TIN) Please fill out your name and address below:

 ------------------------------------------------------------------------------
 Name

 ------------------------------------------------------------------------------
 Address (Number and street)

 ------------------------------------------------------------------------------
 City, State and Zip Code

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                       IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

  -----------------------------------------------     -----------------------------------------------
                     SIGNATURE                                             DATE

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                            The Chase Manhattan Bank

  By Registered or Certified                 By Facsimile:                By Hand or Overnight Courier:
             Mail:
   The Chase Manhattan Bank           (Eligible Institutions Only)           The Chase Manhattan Bank
       55 Water Street              (212) 638-7375 or (212) 344-9367             55 Water Street
   Room 234, North Building                                                  Room 234, North Building
   New York, New York 10041              Confirm by Telephone:               New York, New York 10041
  Attention: Carlos Esteves                  (212) 638-0828                 Attention: Carlos Esteves